                            SCHEDULE 14A INFORMATION


                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. 1)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ] Confidential, for Use of the
[ ]  Definitive Proxy Statement                Commission Only (as permitted by
[ ]  Definitive Additional Materials           Rule 14a 6(e)(2))
[ ]  Soliciting Material Pursuant to (Section) 240.14a-12

                                EDG Capital, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 14a-6(i)(1) and 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


         -----------------------------------------------------------------------
     (5) Total fee paid:


         -----------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                EDG CAPITAL, INC.
                               700 STEWART AVENUE
                           GARDEN CITY, NEW YORK 11530

                 -----------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                 -----------------------------------------------
                         TO BE HELD ON NOVEMBER 14, 2001
                 -----------------------------------------------

     A special meeting of shareholders of EDG Capital, Inc. will be held at the offices of Davis & Gilbert LLP, 1740 Broadway, New York, New York 10019, on November 14, 2001, at 10:00 a.m. The matters to be considered and voted upon at the meeting are set forth below and more fully described in the attached proxy statement:

     o A proposal to amend and restate our certificate of incorporation to change our corporate name to Isotope Solutions Group, Inc., to authorize us to issue up to 1,000,000 shares of preferred stock, to authorize our shareholders to act by less than unanimous written consent and to effect certain other changes described in this proxy statement under the caption "Proposal I";

     o A proposal to approve an amendment to our 2000 Long-Term Incentive Plan increasing the number of shares of common stock available for issuance upon exercise of options granted or that may be granted thereunder to 2,500,000 shares;


     o A proposal to approve and consent to certain proposed payments and /or property transfers to be made pursuant to the employment agreements between EDG and each of Jack Schwartzberg, our Chairman, Chief Executive Officer and President, and Shraga David Aranoff, our Vice President, Chief Operating Officer and Treasurer, the reimbursement and termination provisions of the option agreements between EDG and each of Jack Schwartzberg and Shraga David Aranoff, and the vesting provisions of the 2000 Long-Term Incentive Plan for purposes of excluding such payments and/or property transfers from the "parachute payment" provisions of Sections 280G and 4999 of the Internal Revenue Code of 1986;


     o To transact such other business as may properly be brought before the meeting or any postponement or adjournment thereof.

     Our board of directors has fixed the close of business on October 18, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                         By order of the Board of Directors,

                                         Shraga David Aranoff
                                         Secretary


Garden City, New York
October 19, 2001


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                                EDG CAPITAL, INC.

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                               GENERAL INFORMATION

     This proxy statement is furnished to our shareholders in connection with the solicitation of proxies, in the accompanying form, by our board of directors for use in voting at the special meeting of shareholders, to be held at the offices of Davis & Gilbert LLP, 1740 Broadway, New York, New York 10019, on Wednesday, November 14, 2001, at 10:00 a.m., and at any and all adjournments thereof.

     On or about October 19, 2001, this proxy statement and the accompanying form of proxy are being mailed to each shareholder of record at the close of business on October 18, 2001.

     Our principal executive offices are located at 700 Stewart Avenue, Garden City, New York 11530.

                              QUESTIONS AND ANSWERS

WHAT MATTERS AM I VOTING ON?

     You are being asked to vote on the following matters:

     o A proposal to amend and restate our certificate of incorporation to change our corporate name to Isotope Solutions Group, Inc., to authorize us to issue up to 1,000,000 shares of preferred stock, to authorize our shareholders to act by less than unanimous written consent and to effect certain other changes described in this proxy statement under the caption "Proposal I";


     o A proposal to approve an amendment to our the 2000 Long-Term Incentive Plan increasing the number of shares of common stock available for issuance upon exercise of options granted or that may be granted thereunder to 2,500,000 shares.

     o A proposal to approve and consent to certain proposed payments and/or property transfers to be made pursuant to the employment agreements between EDG and each of Jack Schwartzberg, our Chairman, Chief Executive Officer and President, and Shraga David Aranoff, our Vice President, Chief Operating Officer and Treasurer, the reimbursement and termination provisions of the option agreements between EDG and each of Jack Schwartzberg and Shraga David Aranoff, and the vesting provisions of the 2000 Long-Term Incentive Plan for purposes of excluding such payments and/or property transfers from the "parachute payment" provisions of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code").

WHO IS ENTITLED TO VOTE?


     Persons who were holders of our common stock as of the close of business on October 18, 2001, the record date, are entitled to vote at the meeting. As of October 1, 2001, we had issued and outstanding approximately 11,052,000 shares of common stock, comprising all of our issued and outstanding voting stock.


     Each holder of our common stock is entitled to one vote for each share held on the record date.

WHAT IS THE EFFECT OF GIVING A PROXY?

     Proxies in the form enclosed are solicited by and on behalf of the board. The persons named in the proxy have been designated as proxies by the board. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

     If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted as follows:

     o FOR the amendment and restatement of our certificate of incorporation as described below under Proposal I;

     o FOR the proposal to approve the amendment of our 2000 Long-Term Incentive Plan as described below under Proposal II;


     o FOR the proposal to approve and consent to certain proposed payments and/or property transfers to be made pursuant to the employment agreements between EDG Capital and each of Jack Schwartzberg, our Chairman, Chief Executive Officer and President, and Shraga David Aranoff, our Vice President, Chief Operating Officer and Treasurer, the reimbursement and termination provisions of the option agreements between EDG Capital and each of Jack Schwartzberg and Shraga David Aranoff and the vesting provisions of the 2000 plan for purposes of excluding such payments and/or property transfers from the "parachute payment" provisions of Sections 280G and 4999 of the Code as described below under Proposal III;


     If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. In the event that any other matters are properly presented at the meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Any proxy given pursuant to this solicitation may be revoked by you at any time before it is exercised. You may revoke your proxy by:

     o delivering written notification of your revocation to our corporate secretary;

     o   voting in person at the meeting; or

     o   delivering another proxy bearing a later date.

     Please note that your attendance at the meeting will not alone serve to revoke your proxy.

WHAT IS A QUORUM?

     The presence, in person or by proxy, of at least one third of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy that are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting. If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither "for" nor "against" a matter, but are counted in the determination of a quorum.

WHAT IS A "BROKER NON-VOTE"?

     A "broker non-vote" occurs when a broker submits a proxy that states that the broker does not vote for some of the proposals because the broker has not received instructions from the beneficial owners on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions.

HOW DO I VOTE?

     You may vote your shares by mail or, if you attend the meeting in person, by ballot. The prompt return of the completed proxy card will help us prepare for the meeting.

     To vote by mail, date, sign and return the accompanying proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States). You can specify your choices by marking the appropriate boxes on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you.

HOW MANY VOTES ARE NEEDED FOR APPROVAL OF EACH MATTER?

     o Proposal I, the amendment and restatement of our certificate of incorporation, must be approved by the affirmative vote of a majority of the outstanding shares of common stock.

     o Proposal II, the amendment of the 2000 Long-Term Incentive Plan, must be approved by the affirmative vote of a majority of the votes cast at the meeting.


     o Proposal III, to approve and consent to certain proposed payments and/or property transfers to be made pursuant to the employment agreements between EDG and each of Jack Schwartzberg, our Chairman, Chief Executive Officer and President, and Shraga David Aranoff, our Vice President, Chief Operating Officer and Treasurer, the reimbursement and termination provisions of the option agreements between EDG and each of Jack Schwartzberg and Shraga David Aranoff, and the vesting provisions of the 2000 Long-Term Incentive Plan for purposes of excluding such payments and/or property transfers from the "parachute payment" provisions of Sections 280G and 4999 of the Code, must be approved by the affirmative vote of at least 75% of the outstanding shares of common stock.


     Abstentions from voting with respect to Proposal I or III are counted as "votes cast" with respect to such proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the meeting but not entitled to vote on Proposal II (because of either shareholder withholding or broker non-vote) are not deemed "votes cast" with respect to such proposal and therefore will have no effect on such vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     As of October 1, 2001, there were approximately 11,052,000 shares of common stock of EDG outstanding. Each share of common stock is entitled to one vote.

     The following table sets forth as of October 1, 2001, the number of shares of common stock beneficially owned by:


     o each person who is known by us to be the beneficial owner of more than five percent of our common stock;

     o   each of our directors; and

     o   all directors and executive officers as a group.

                                                                                              PERCENTAGE OF
                                                                AMOUNT AND NATURE              OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                    OF BENEFICIAL OWNERSHIP (2)        SHARES OWNED(3)
---------------------------------------                    ---------------------------        ---------------
Jack Schwartzberg (4)                                                   1,534,644                 13.8%
Shraga David Aranoff (5)                                                  150,807                  1.4%
Harry Barnett (6)                                                               0                   *
Stanley F. Barshay (7)                                                          0                   *
Jay M. Haft (8)                                                            60,000                   *
Bruce Baron                                                             2,264,959                 20.5%
2509 Avenue U
Brooklyn, New York 11229
Robert G.M. Keating                                                     1,020,496                  9.2%
105 Sixth Street
Garden City, New York 11530
Dennis Shields                                                            783,158                  7.1%
15 South Baylis Avenue
Port Washington, New York 11050
All directors and executive officers
as a group (five persons) (9)                                           1,745,451                 15.6%


---------------------------
     *   Less than one percent.

     (1) The address of each of the persons named in the table, if not included under each person's name, is 700 Stewart Avenue, Garden City, New York 11530.


     (2) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power for all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of common stock that can be acquired by such person within 60 days from September 27, 2001 upon the exercise of options or warrants or the conversion of convertible securities.


     (3) Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by the person (but not those held by any other person) and that are exercisable within 60 days of the date of this proxy statement have been exercised or converted.

     (4) Includes 58,333 shares subject to options that are currently exercisable, subject to shareholder approval of the 2000 Long-Term Incentive Plan. Does not include 116,667 shares subject to options that are not currently exercisable.

     (5) Includes 33,333 shares subject to options that are currently exercisable, subject to shareholder approval of the 2000 Long-Term Incentive Plan. Does not include 166,667 shares subject to options that are not currently exercisable.

     (6) Does not include 80,000 shares subject to options that are not currently exercisable.

     (7) Does not include 80,000 shares subject to options that are not currently exercisable.

     (8) Includes 10,000 shares subject to options that are currently exercisable, subject to shareholder approval of the 2000 Long-Term Incentive Plan. Does not include 70,000 shares subject to options that are not currently exercisable.

     (9) Includes 101,666 shares subject to options that are currently exercisable, subject to shareholder approval of the 2000 Long-Term Incentive Plan. Does not include 513,334 shares subject to options that are not currently exercisable.

     Information contained in this table about stock ownership was obtained from our shareholder list, filings with governmental authorities, or from the named individuals, directors and officers.

ACQUISITION OF ISOTOPE SOLUTIONS, INC.

     On September 13, 2000, EDG acquired Isotope Solutions, Inc., a New York corporation formerly known as "Molecular Radiation Management, Inc." To effect the acquisition, all of ISI's outstanding capital stock, excluding its treasury stock, which was canceled, was converted into the right to receive an aggregate of 7,440,005 shares of EDG's common stock, and ISI was merged into a wholly-owned subsidiary of EDG. Contemporaneously with the acquisition, EDG effected a 2.57315-for-one stock split in the form of a stock dividend payable to shareholders of record on August 23, 2000, and raised gross proceeds of $2,100,000 in a private placement of 2,603,844 shares of common stock at a price of $.8065 per share. All share and per share numbers in this proxy statement have been adjusted to effect the acquisition of ISI and the stock split.

     As a result of the transactions consummated on September 13, 2000, the former shareholders of ISI collectively acquired an aggregate of 7,440,005 shares of common stock, or approximately 67% of the 11,052,232 outstanding shares of common stock.

     In connection with the acquisition of ISI, Linda Green and Seth Green resigned as directors of EDG, the board of directors was increased to six persons and Jack Schwartzberg, Shraga David Aranoff, Robert G. M. Keating, Gail Shields, Jay M. Haft and Maurice Kolodin, all nominees of the former shareholders of ISI, became the new directors to fill the vacancies on the board.

     On January 5, 2001, Robert G.M. Keating and Maurice Kolodin resigned from the board and on January 15, 2001, Gail Shields resigned from the board. On January 15, 2001, the remaining directors elected Stanley F. Barshay to fill one of the vacancies on the board. The size of the board was reduced to five persons by resolution adopted at a meeting of the board held on January 22, 2001. Subsequently, on May 4, 2001, the board elected Harry Barnett to fill the remaining vacancy on the board.

EXECUTIVE COMPENSATION


     The following table sets forth certain information with respect to the compensation paid to Jack Schwartzberg, our Chairman, Chief Executive Officer and President, for services rendered by him in all capacities for the fiscal years ended December 31, 2000, 1999 and 1998 and to Shraga David Aranoff, our Vice President, Chief Operating Officer and Treasurer, for services rendered by him in all capacities for the fiscal year ended December 31, 2000. There were no other executive officers whose total annual salary and bonus exceeded $100,000 for those fiscal years. We sometimes refer to Messrs. Schwartzberg and Aranoff in this proxy statement as the Named Executive Officers.

--------------------------------------------------------------------------------
                               ANNUAL COMPENSATION
--------------------------------------------------------------------------------
                                                                   OTHER ANNUAL
NAME AND PRINCIPAL                          SALARY       BONUS     COMPENSATION
--------------------------------------------------------------------------------
POSITION                         YEAR         ($)         ($)           ($)
Jack Schwartzberg                2000       200,000        -         29,161(1)
Chairman, CEO and President      1999       200,000        -         30,673(1)
                                 1998       200,000        -         28,167(1)
--------------------------------------------------------------------------------
Shraga David Aranoff             2000       103,333        -         22,081(1)
COO, Vice President and
Treasurer
--------------------------------------------------------------------------------

---------------
(1) Includes costs associated with a leased automobile and health benefits package.

STOCK OPTION GRANTS

     The following table sets forth certain information about stock options granted during 2000 to the Named Executive Officers.

-------------------------------------------------------------------------------------------------------------------
                                                           PERCENT OF TOTAL
                             NUMBER OF SECURITIES         OPTIONS GRANTED TO     EXERCISE PRICE
NAME                      UNDERLYING OPTIONS GRANTED      EMPLOYEES IN 2000          ($/SH)       EXPIRATION DATE
-------------------------------------------------------------------------------------------------------------------
Jack Schwartzberg                  175,000                      57.8%                $.8872           09/13/05
-------------------------------------------------------------------------------------------------------------------
Shraga David Aranoff               100,000                      33.0%                $.8065           09/13/10
-------------------------------------------------------------------------------------------------------------------


STOCK OPTION EXERCISES AND HOLDINGS

     The Named Executive Officers did not exercise any options in 2000. The following table sets forth the number of shares of common stock underlying unexercised options held by the Named Executive Officers at December 31, 2000. At December 31, 2000, neither Named Executive Officer held any "in-the-money" stock options.

        ----------------------------------------------------------------
                                     NUMBER OF SECURITIES UNDERLYING
                                   UNEXERCISED OPTIONS AT DECEMBER 31,
        NAME                         2000 EXERCISABLE/UNEXERCISABLE
        ----------------------------------------------------------------
        Jack Schwartzberg                       0/175,000
        ----------------------------------------------------------------
        Shraga David Aranoff                    0/100,000
        ----------------------------------------------------------------

EMPLOYMENT AGREEMENTS

     Effective September 8, 2000, EDG and Jack Schwartzberg entered into an employment agreement for a term ending on September 7, 2003, subject to automatic extension thereafter until either party gives 180 days' advance notice of termination to the other party. The employment agreement provides for an annual salary of $200,000, a cash bonus based on performance in an amount to be determined by our board of directors, the grant of options to purchase 175,000 shares of our common stock at a price of $.8872 per share under the 2000 plan, one leased automobile at our expense and participation in other executive and employee benefit programs if and when put into effect by us. Mr. Schwartzberg may be discharged for cause, including failure or refusal to perform his duties, misappropriation of our funds or property, the use of alcohol or illegal drugs in a manner that interferes with his duties to us, and conviction of a felony or a crime involving moral turpitude, dishonesty or theft. Mr. Schwartzberg may terminate the employment agreement for "good reason," including the assignment to Mr. Schwartzberg of any duties inconsistent with his position, our requiring him to be based at an office outside the New York City metropolitan area without his consent, a failure by us to comply with the compensation provisions of the agreement, any other material breach by us of the employment agreement, Mr. Schwartzberg's removal as a director or a change in control of EDG (as defined in the employment agreement). If the employment agreement is terminated by Mr. Schwartzberg for good reason or by us other than for cause or at any time after the end of the initial term, Mr. Schwartzberg will be entitled to be paid his base salary and bonus through the later of September 7, 2004 or the 12-month anniversary of the date of termination, he will be entitled to continue to participate during such period in all executive and employee benefit programs, and his stock options will become fully vested. The employment agreement includes noncompete restrictions during its term and for 12 months thereafter and a confidentiality provision.

     Effective September 8, 2000, EDG and Shraga David Aranoff entered into an employment agreement for a term ending on September 7, 2003, subject to automatic extension thereafter until either party gives 90 days' advance notice of termination to the other party. The employment agreement provides for an annual salary of $125,000, a cash bonus based on performance in an amount to be determined by our board of directors, the grant of options to purchase 100,000 shares of our common stock at a price of $.8065 per share under the 2000 plan, one leased automobile at our expense and participation in other executive and employee benefit programs if and when put into effect by us. Mr. Aranoff may be discharged for cause, including failure or refusal to perform his duties, misappropriation of our funds or property, the use of alcohol or illegal drugs in a manner that interferes with his duties to us, and conviction of a felony or a crime involving moral turpitude, dishonesty or theft. Mr. Aranoff may terminate the employment agreement for "good reason," including the assignment to Mr. Aranoff of any duties inconsistent with his position, our requiring him to be based at an office outside the New York City metropolitan area without his consent, a failure by us to comply with the compensation provisions of the employment agreement, any other material breach by us of the employment agreement, Mr. Aranoff's removal as a director or a change in control of EDG (as defined in the employment agreement). If the employment agreement is terminated by Mr. Aranoff for good reason or by us other than for cause or at any time after the end of the initial term, Mr. Aranoff will be entitled to be paid his base salary and bonus through the later of September 7, 2003 or the three-month anniversary of the date of termination, he will be entitled to continue to participate during such period in all executive and employee benefit programs, and his stock options will become fully vested. The employment agreement includes noncompete restrictions during its term and for 12 months thereafter and a confidentiality provision.

2000 LONG-TERM INCENTIVE PLAN

     In September 2000, our board of directors adopted, subject to the approval of our shareholders, the EDG Capital, Inc. 2000 Long-Term Incentive Plan. Our shareholders approved the 2000 plan at the Annual Meeting of Shareholders on August 16, 2001. The 2000 plan was established to enable EDG and its subsidiaries to attract, retain and motivate employees, directors and consultants. The 2000 plan authorizes the grant of individual incentive stock options or non-qualified options to purchase shares of our common stock. The maximum number of shares that may be issued under the 2000 plan is 1,247,983, subject to adjustment in the event of stock splits, stock dividends, split-ups, spin-offs, combinations or exchanges or any other change affecting the common stock. On September 20, 2001, our board of directors approved an amendment to the 2000 plan pursuant to which the number of shares available for issuance pursuant to grants made under the 2000 plan was increased to 2,500,000 shares, subject to approval by our shareholders at the special meeting. Unless we terminate it earlier, the 2000 plan will expire on December 31, 2010. Employees, directors, advisory board members or consultants of EDG or subsidiaries of EDG are eligible to receive options under the 2000 plan. The 2000 plan is administered by our board of directors, which determines the persons to whom awards will be granted, the number of options to be granted and the specific terms of each grant. Under the 2000 plan, no incentive stock option may be granted having a term of more than 10 years and an exercise price less than the fair market value of our common stock on the date of grant, and no incentive stock option having a term of more than five years and an exercise price less than 110% of the fair market value of our common stock on the date of grant may be granted to a person who holds 10% or more of our outstanding common stock. We describe the 2000 plan in more detail in the discussion of Proposal II below.

     As of the date of this proxy statement, options to purchase an aggregate of 978,000 shares are outstanding under the 2000 plan.


                                   PROPOSAL I

         AMENDMENT AND RESTATEMENT OF EDG'S CERTIFICATE OF INCORPORATION

     We are proposing to amend and restate EDG's certificate of incorporation to:

     o   change the corporate name to Isotope Solutions Group, Inc.;

     o authorize EDG to issue up to 1,000,000 shares of preferred stock, par value $.001 per share, in one or more series, with each series having such voting powers, designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions as our board of directors may determine by resolution;

     o authorize our shareholders to act by written consent of the holders of shares having not less than the minimum number of votes that would be sufficient to take action at a meeting at which all shares entitled to vote were present and voted;

     o permit our shareholders to vote in elections of directors other than by written ballot;

     o   authorize our board of directors to amend, alter or repeal our by-laws;

     o authorize our board to submit contracts to the shareholders for approval;

     o authorize our board of directors to appoint new directors to fill vacancies on the board arising from the removal of a director without cause;

     o eliminate an unnecessary provision relating to transactions with interested directors;

     o eliminate the liability of our directors for damages for breach of duty to the extent permitted by the New York Business Corporation Law;

     o replace a provision relating to the indemnification of directors and officers with a provision stating that EDG will indemnify its directors and officers to the fullest extent permitted by law;

     o change the county in which EDG's office is located from Suffolk County, New York to Nassau County, New York; and

     o change the address to which the Secretary of State shall send notice of any process against EDG served on the Secretary of State.

     In September 2000 EDG acquired all of the outstanding shares of common stock of ISI. Prior to the acquisition of ISI, EDG had no business operations. Presently, EDG's only business operations consist of the business conducted by ISI. We believe it is appropriate and desirable to change EDG's corporate name to Isotope Solutions Group, Inc. to reflect this fact.

     Our certificate of incorporation currently lacks many provisions ordinarily included in a modern certificate of incorporation, especially a certificate of incorporation of a public, reporting company incorporated under the laws of New York State.

     Without the ability to issue preferred stock, our ability to raise capital to pursue our business plan may be severely limited. While we have no present plans to raise capital by issuing preferred stock, the need to amend the certificate of incorporation at a later date may cause us to miss an opportunity to sell preferred stock on the most advantageous terms. Also, our inability to issue preferred stock may leave us without a key tool to fend off attempts by third parties to acquire control of EDG on terms that are not in the best interests of our shareholders, and may deprive us of the ability to negotiate for better terms than may initially be offered by a third party.

     The New York Business Corporation Law permits shareholders of a New York corporation to act by written consent in lieu of a special meeting. This can give a corporation and its shareholders the ability to act quickly to take advantage of opportunities and respond to urgent situations without the need to comply first with the formal notice and proxy procedures required to take action at a meeting of shareholders. The Business Corporation Law provides, however, that to be effective a written consent must be unanimous unless the corporation's certificate of incorporation contains a provision specifically permitting the shareholders to authorize corporate action to act by written consent of the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote on the action were present and voted. Our Certificate of Incorporation presently does not contain such a provision. Because we are a public, reporting company, with many shareholders, some of whom hold their shares in "street name," it would not feasible for our shareholders to authorize corporate action by unanimous written consent. Consequently, we propose to amend the certificate of incorporation to include a provision permitting our shareholders to authorize corporate action by written consent of the holders of that number of outstanding shares as would have not less than the minimum number of votes necessary to take action at a meeting at which all shares entitled to vote on the action were present and voted.

     The Business Corporation Law also provides that unless a corporation's certificate of incorporation provides otherwise, all votes of shareholders must be conducted by written ballot. We believe that in many cases the delay occasioned by the need to distribute, collect and count ballots can be avoided with a voice vote. Also, many corporations have recently begun to offer their shareholders the ability to vote by telephone or electronically over the Internet. We believe that these methods can make it more convenient for our shareholders to vote on matters brought before them and may encourage shareholders to vote who might otherwise not return their proxies. Consequently, we propose to amend the certificate of incorporation to permit our shareholders to vote other than by written ballot.

     Our certificate of incorporation presently does not contain a provision, permitted by the Business Corporation Law, providing that our directors will not be liable for breach of duty to our corporation except in certain limited circumstances. We believe that in order to attract the highest caliber of persons to act as our directors, we must be able assure them that they will be protected from liability for their actions taken in good faith on our behalf. Consequently, we propose to amend the certificate of incorporation to include a provision limiting the liability of our directors to the extent permitted by the Business Corporation Law.

     Our certificate of incorporation presently does not contain a provision, permitted by the Business Corporation Law, authorizing the directors to submit any contract or act for ratification at meetings of the shareholders. Although the directors may submit acts or contracts to the shareholders pursuant to authority granted in the Business Corporation Law, we propose to add a provision to the certificate of incorporation clarifying that approval of any such act or contract by affirmative vote of the holders of a majority of the outstanding stock of EDG that is represented at the meeting and entitled to vote will be valid and binding upon EDG and all of its shareholders, whether or not the act or contract so approved would otherwise be open to attack for any reason, including any conflict of interest of a director.

     Our certificate of incorporation presently contains a provision relating to transactions with interested directors that was modeled on a predecessor statute to Section 713 of the Business Corporation Law. Section 713 provides, generally, that contracts between a corporation and one or more of its directors, or between the corporation and an entity of which one or more of the corporation's directors is a director or officer or in which one or more of the corporation's directors has a financial interest, are not void if the material facts as to the conflict of interest are known to the corporation's other directors and the contract is approved by the disinterested directors, or if the material facts as to the conflict are known by the shareholders and the contract is approved by a vote of the shareholders. Because the statute has changed, and because it is not necessary under the Business Corporation Law to set forth
Section 713 in the certificate of incorporation in order for it to apply to EDG, we propose to eliminate the existing provision and instead rely directly on
Section 713 as it may be amended from time to time.

     Our certificate of incorporation presently contains a provision relating to indemnification of directors and officers of the corporation that was modeled on a predecessor statute to Sections 722 through 726 of the Business Corporation Law. These statutes have changed since our certificate of incorporation was first adopted, and they may change again from time to time in the future. Consequently, because we believe it is critical to our ability to attract the best candidates to serve as officers of EDG and on our board of directors that we provide the fullest indemnification possible to our directors and officers, we proposed to amend the certificate of incorporation to replace the existing provision with one that states that we will indemnify our directors and officers to the fullest extent permitted by law.

     Our certificate of incorporation presently designates Suffolk County, New York, as the county in which our office is to be located. We propose to change this to Nassau County, New York, as our offices are presently located in Nassau County.

     We also propose to amend the certificate of incorporation to change the address to which the Secretary of State shall mail a copy of any process against us served upon him or her to the address of our corporate counsel. We propose this change to make sure that we have adequate opportunity to respond to any process that may be served against us.

     The form of the proposed Amended and Restated Certificate of Incorporation is attached to this proxy statement as Annex A.

     The board of directors recommends voting "FOR" Proposal I.

                                   PROPOSAL II


         APPROVAL OF THE AMENDMENT OF THE 2000 LONG TERM INCENTIVE PLAN


     We maintain the 2000 Long-Term Incentive Plan under which an aggregate of 1,247,983 shares of our common stock are reserved for issuance upon exercise of options that may be granted under the 2000 plan. On September 20, 2001, our Board of Directors approved an amendment to the 2000 plan pursuant to which the number of shares available for issuance pursuant to grants made under the 2000 plan was increased to 2,500,000 shares, subject to approval by our shareholders at the special meeting.


     EDG is a growing company that operates in an intensely competitive industry. A particularly competitive area of our business is attracting and retaining talented employees and medical groups comprised of talented physicians. It is our policy to compensate our employees and the physicians in the medical groups we manage with stock options in order to incentivize them and align their interests with those of our shareholders. Since the 2000 plan was adopted in September 2000, we have granted options for a total of 978,000 shares under the 2000 plan.

     We anticipate significant growth in the next several years. It is imperative that we continue to attract and retain quality employees and medical groups in order to continue our growth and effect our business plan. If we are unable to do this, we will be at a significant competitive disadvantage in the marketplace and shareholder value could be adversely impacted. The ability to continue to compensate employees and consultants with stock options is key to competing for talent. For these reasons, we are requesting that the shareholders approve an increase in the number of shares available under the 2000 plan to 2,500,000 shares.

     The form of the 2000 Long-Term Incentive Plan, as amended, is attached to this proxy statement as Annex B.

     The board of directors recommends voting "FOR" Proposal II.

SUMMARY OF THE 2000 PLAN

     ADMINISTRATION

     The 2000 plan is administered by the board. The board has full authority, subject to the provisions of the 2000 plan, to award stock options. The board determines, among other things, the persons to whom from time to time stock options may be granted, the number of shares subject to each stock option, exercise prices, any restrictions or limitations on stock option awards, and the vesting, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to stock option awards.

     STOCK SUBJECT TO THE 2000 PLAN

     The 2000 plan, as amended, authorizes the grant of stock options the exercise of which would allow up to an aggregate of 2,500,000 shares of common stock to be acquired by the holders of such stock options. In order to prevent the dilution or enlargement of the rights of participants, the number of shares of common stock authorized by the 2000 plan is subject to adjustment by the board in the event of any dividend on shares of common stock payable in shares of common stock, stock split, reverse stock split or other extraordinary or unusual event that affects all outstanding shares of common stock as a whole. In the event of any of the foregoing, the board will make equitable adjustments in the terms of any awards and the aggregate number of shares reserved for issuance under the 2000 plan.

     The shares of common stock acquirable pursuant to options granted under the 2000 plan will be made available, in whole or in part, from authorized and unissued shares of common stock. If any option granted under the 2000 plan is forfeited or terminated, the shares of common stock that were available pursuant to such option will again be available for distribution in connection with options subsequently granted under the 2000 plan. If any stock option granted under the 2000 plan is forfeited, surrendered, canceled, terminated or settled in cash in lieu of common stock, the shares of common stock that were available pursuant to such stock option will again be available for distribution in connection with stock options subsequently granted under the 2000 plan.

     ELIGIBILITY

     Subject to the provisions of the 2000 plan, stock options may be granted to employees, officers, directors, advisory board members and consultants who are responsible for or contribute to the management, growth and protection of the business of EDG and its wholly- or majority-owned subsidiaries or whose performance or contribution benefits or will benefit EDG. Incentive Stock Options, as defined below, may be granted only to persons who, at the time of grant, are, or have agreed to become, employees of EDG or its wholly- or majority-owned subsidiaries. As of the date of this proxy statement, an aggregate of 12 employees of, and consultants to, EDG and/or ISI, and three non-employee directors of EDG, are eligible to participate in the 2000 Plan.

     There are limits on the number of shares of common stock underlying stock options that may be granted under the 2000 plan to any one participant in any calendar year and to all participants in any one calendar year.

     TYPES OF OPTIONS

     The 2000 plan provides both for "incentive" stock options ("Incentive Stock Options") as defined in Section 422 of the Code and for options not qualifying as incentive options ("Non-Qualified Stock Options"). The board determines the exercise price per share of common stock purchasable under an Incentive or Non-Qualified Stock Option. The exercise price of Incentive Stock Options may not be less than 100% of the fair market value on the day of the grant. However, the exercise price of an Incentive Stock Option granted to a person who owns more than 10% of the total combined voting power of all classes of EDG's stock may not be less than 110% of such fair market value on the date of grant. An Incentive Stock Option may be exercised only within ten years from the date of the grant (or within five years in the case of an Incentive Stock Option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of EDG's stock). Subject to vesting provisions and any limitations or conditions the board may impose, a stock option may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to EDG specifying the number of shares of common stock to be purchased. Such notice must be accompanied by payment in full of the purchase price, either in cash, by certified check, bank draft or money order or, if permitted by the board and applicable law, by delivery of, alone on in conjunction with a partial cash or instrument payment, a fully-secured promissory note or notes, shares of common stock already owned by the participant for at least six months, or some other form of payment approved by the board. The board may also permit a participant to simultaneously exercise a stock option and sell the shares of common stock thereby acquired on a "cashless exercise" basis.

     Generally, stock options granted under the 2000 plan may not be transferred other than by will or by the laws of descent and distribution.

     Generally, if a participant's employment with EDG terminates for any reason any then unexercisable stock options will be forfeited and canceled and any then exercisable stock options will be forfeited and canceled 90 days after the date the participant's employment terminates unless the stock options terminate sooner by their terms. The board may determine that exercisable stock options may remain exercisable for an additional specified period, but not beyond the stated term of the stock options. If a participant's employment terminates due to death, retirement or disability, the participant or his representative will have the right, with respect to stock options that were exercisable immediately prior to the termination of employment, to exercise the stock options at any time during the one year period following the termination of employment (but not beyond the stated term of the stock options).

     WITHHOLDING TAXES

     The board may deduct from the exercise of any stock option, or any other payment or settlement under the 2000 plan, any federal, state, local or other taxes of any kind that the board determines to be necessary to be withheld to comply with applicable law, rule or regulation. If the board permits common stock to be used to satisfy any withholding requirement, the common stock will be valued at the fair market value of EDG's common stock on the date the tax withholding is required to be made.

     AGREEMENTS

     Stock options granted under the 2000 plan will be evidenced by agreements consistent with the 2000 plan in such form and having such additional terms (not contrary to the requirements of the 2000 plan) as the board may prescribe. Neither the 2000 plan, the grant of any stock options nor the execution of any stock option agreement confer any right to continued employment upon any participant.

     TERM AND AMENDMENTS

     Unless terminated by the board, the 2000 plan will terminate on December 31, 2010, except with respect to stock options then outstanding. The board may at any time, and from time to time, amend the 2000 plan, but no amendment may be made that would materially impair the rights of a participant under any agreement entered into pursuant to the 2000 plan without the participant's consent.

     MERGERS AND CHANGES IN CONTROL

     The 2000 plan provides that in the event of a merger or consolidation of EDG with another entity, participants will be entitled to receive substitute options that substantially preserve the value, rights and benefits of the options they had before the merger or consolidation, subject to the right of EDG to instead pay them cash equal to the difference between the fair market value of the stock underlying their options and the exercise price of the options.

     The 2000 plan also contains certain change in control provisions that could cause stock options to become immediately exercisable in the event:

     o any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) acquires voting or investment control over 50% or more of EDG's common stock or voting securities, subject to exceptions for acquisitions by employee benefit plans sponsored by EDG or a subsidiary, underwriters in connection with firm commitment offerings of securities to be issued by EDG, or by any corporation if the ownership of the acquiring corporation is substantially the same as the ownership of EDG before the acquisition.

     o members of the board on the effective date of the 2000 plan (together with any directors elected after the effective date whose election by the board or whose nomination for election by the shareholders of EDG was approved by a vote of at least two thirds of the directors then in office who were directors on the effective date of the 2000 plan or whose election or nomination was previously so approved but excluding any director who became a director as a result of any actual or threatened election contest) cease for any reason to constitute a majority of the board of directors.

     o of a reorganization, merger or consolidation of EDG, or the approval by EDG's shareholders of a reorganization, merger or consolidation of EDG, other than one in which the ownership of the corporation resulting from such merger or consolidation is substantially the same as the ownership of EDG before the acquisition.

     o of a complete liquidation or substantial dissolution of EDG, or the sale or other disposition of all or substantially all of the assets of EDG, or the approval by EDG's shareholders of such an event or transaction, other than a sale of assets to a wholly owned subsidiary or pursuant to a transaction in which the ownership of the corporation or other business entity acquiring the assets is substantially the same as the ownership of EDG before the acquisition.

     o of the occurrence of any other event that EDG would be required to report in response to Item 1 (changes in control) or Item 2 (acquisition or disposition of assets) of Form 8-K under the Securities Exchange Act of 1934.

     FEDERAL INCOME TAX CONSEQUENCES

     The following discussion of the federal income tax consequences of participation in the 2000 plan is only a summary of the general rules applicable to the grant and exercise of stock options and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the 2000 plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

     INCENTIVE STOCK OPTIONS

     A participant will recognize no taxable income upon the grant of an Incentive Stock Option. The participant will realize no taxable income when the Incentive Stock Option is exercised if the participant has been an employee of EDG or its subsidiaries at all times from the date of the grant until three months before the date of exercise (one year if the participant is disabled). EDG will not qualify for any deduction in connection with the grant or exercise of Incentive Stock Options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to the participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for a participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant.

     If common stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares, and we will qualify for a deduction equal to the amount recognized by the participant as ordinary compensation income, subject to the limitation that the compensation be reasonable.

     NON-QUALIFIED STOCK OPTIONS

     With respect to Non-Qualified Stock Options:

     o upon grant of the stock option, the participant will recognize no income,

     o upon exercise of the stock option (if the shares of common stock are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and we will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable, and

     o EDG will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant. On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

     NEW PLAN BENEFITS


     The following table sets forth as of October 1, 2001, the options granted to each of our Named Executive Officers, each nominee for election as a director, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees and consultants other than executive officers as a group.



   --------------------------------------------------------------------------------------------------
                                                                             NUMBER OF SHARES OF
                                                                           COMMON STOCK UNDERLYING
                             NAME AND POSITION                                 OPTIONS GRANTED
   --------------------------------------------------------------------------------------------------
   Jack Schwartzberg, Chairman, CEO and President                                  175,000
   --------------------------------------------------------------------------------------------------
   Shraga David Aranoff, COO, Vice President and Treasurer                         200,000
   --------------------------------------------------------------------------------------------------
   Harry Barnett, Director                                                          80,000
   --------------------------------------------------------------------------------------------------
   Stanley F. Barshay, Director                                                     80,000
   --------------------------------------------------------------------------------------------------
   Jay M. Haft, Director                                                            80,000
   --------------------------------------------------------------------------------------------------
   All current executive officers as a group (two persons)                         375,000
   --------------------------------------------------------------------------------------------------
   All current directors who are not executive officers as a group                  90,000
   (three persons)
   --------------------------------------------------------------------------------------------------
   All employees and consultants other than executive officers as a                373,000
   group (nine persons)
   --------------------------------------------------------------------------------------------------



     The average of the bid and ask prices of EDG's common stock as reported by the OTC Bulletin Board on October 1, 2001, was $2.75 per share.


                                  PROPOSAL III

                        APPROVAL OF "PARACHUTE PAYMENTS"


     As more fully described below and in Annex C hereto, we propose that the shareholders approve and consent to certain proposed payments and/or property transfers to be made pursuant to the employment agreements and option agreements we have entered into with each of Jack Schwartzberg, our Chairman, Chief Executive Officer and President, and Shraga David Aranoff, our Vice President, Chief Operating Officer and Treasurer, including severance payments to be made pursuant to the employment agreements, certain reimbursement payments that may be made pursuant to the option agreements, and provisions of the employment agreements, option agreements and the 2000 plan that would cause the options to become fully exercisable in the event of a change in control of EDG. The severance payments, the reimbursement payments and the acceleration of the options that would occur in the event of a change in control of EDG may be deemed to be "parachute payments" within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986 and Proposed Treasury Regulation Section 1.280G-1, Q&A 2. If these payments and the acceleration of the options were deemed to be "parachute payments", Messrs. Schwartzberg and Aranoff would be required to pay an excise tax equal to 20% of the amount by which such payments exceeded a specified base amount, and EDG would lose the ability to deduct such "excess parachute payments" for federal income tax purposes.

SUMMARY OF THE PAYMENTS

     The discussion that follows is a summary only. For a more detailed explanation of the payments for which we are requesting your approval, you should review Annex C to this proxy statement.

The Employment Agreements

     Section 6 of the employment agreements between EDG and each of Jack Schwartzberg and Shraga David Aranoff provides for severance benefits in the event of the termination of their employment by the executive upon a change in control of EDG (as defined in the employment agreements). In the event of a change in control of EDG, Messrs. Schwartzberg and Aranoff will each receive from EDG the following:

     o Severance compensation. If the termination occurs prior to or on September 13, 2003, Jack Schwartzberg will receive his salary compensation through September 13, 2004, and Shraga David Aranoff will receive his salary compensation through December 13, 2003; if the termination occurs after September 13, 2003, Mr. Schwartzberg will receive his salary compensation through the 12 month anniversary of the date of termination and Mr. Aranoff will receive his salary compensation through the 3 month anniversary of the date of termination.

     o Any unpaid cash bonus for any calendar year preceding the termination year.

     o Any cash bonus for the year in which the termination occurs and each year during which the severance compensation described above is payable.

     o Continued participation on the same basis as the other senior executives of EDG in all medical, dental, hospitalization, prescription, disability and life insurance coverage in which they were participating on the date of termination until the earlier of the end of the period during which the severance compensation is payable or the date, or dates, he is entitled to receive coverage and benefits under the same type of plan of a subsequent employer. If Mr. Schwartzberg or Mr. Aranoff is precluded from continuing his participation in any benefit plan, then EDG will be obligated to pay him the economic equivalent of the benefits provided under the plan in which he is unable to participate plus an amount equal to the tax, if any, that he would be required to pay on the amount he receives from EDG in lieu of the benefits.

     o   All stock options he holds will immediately vest.

The 2000 Plan

     Section 11 of the 2000 plan provides that if a change of control of EDG (as defined in the 2000 plan) occurs, and a participant is employed by EDG as of the date of the change of control, all of the participant's stock options that are unexercised and outstanding become fully vested and exercisable as of the date of the change of control (if there are no contrary provisions in the participant's award agreement). In certain cases, EDG may elect to pay participants cash for their unexercised options in an amount equal to the excess of the fair market value of the common stock underlying the options over the aggregate exercise price of the options.

The Option Agreements

     The option agreements between EDG and each of Messrs. Schwartzberg and Aranoff provide that the options will accelerate, or become fully exercisable, if the executive terminates his employment upon a change in control of EDG. The option agreements also provide that if the executive becomes liable for the payment of any excise tax under Section 4999 of the Internal Revenue Code of 1986 because of any payments or the acceleration of the options under the option agreements or otherwise, EDG will make a special reimbursement to the executive in an amount that, after payment by the executive of any federal, state and local taxes, including any further excise tax under Section 4999 with respect to or resulting from the special reimbursement, equals the net amount of the excise tax. Thus, the executive will be entitled to a gross-up or indemnification payment such that he will not suffer any economic loss because of the excise tax.

     If a change of control occurs after the holders of at least 75% of our outstanding common stock approve and consent to the payments to be made pursuant to the employment agreements and the option agreements and the acceleration of the options under such agreements and the 2000 plan, and at a time when our common stock is not readily tradable on an established securities market or otherwise, these payments will not be deemed to be "parachute payments," no excise tax will be payable by Messrs. Schwartzberg and Aranoff in the event these payments are made, and EDG will be able to deduct the full amount of these payments for federal income tax purposes.


     The board of directors recommends voting "FOR" Proposal III.

                                  OTHER MATTERS

     The board knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                             SOLICITATION OF PROXIES

     The cost of proxy solicitations will be borne by EDG. In addition to solicitations of proxies by use of the mails, some officers or employees of EDG, without additional remuneration, may solicit proxies personally or by telephone. EDG may also request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and may reimburse them for reasonable expenses related thereto.

                                          Shraga David Aranoff
                                          Secretary


Garden City, New York
October 19, 2001

                                                                         ANNEX A

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                EDG CAPITAL, INC.

                 ----------------------------------------------
                         PURSUANT TO SECTION 807 OF THE
                            BUSINESS CORPORATION LAW
                            OF THE STATE OF NEW YORK

                 ----------------------------------------------


     In accordance with Section 807 of the New York Business Corporation Law, the undersigned, being the President and Secretary of EDG Capital, Inc., hereby certify as follows:

     FIRST: The name of the Corporation is EDG Capital, Inc.

     SECOND: The certificate of incorporation was filed by the Secretary of State of New York on October 2, 1990.

     THIRD: The certificate of incorporation is amended to effect the following amendments: (i) to change the name of the Corporation to Isotope Solutions Group, Inc.; (ii) to authorize the Corporation to issue up to 1,000,000 shares of preferred stock, in one or more series, with such voting powers, designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations and restrictions as the board of directors of the Corporation shall by resolution designate; (iii) to permit the shareholders to act by written consent signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take action at a meeting at which all shares entitled to vote were present and voted; (iv) to adopt a provision stating that election of directors need not be by written ballot unless the Corporation's by-laws so provide; (v) to adopt a provision authorizing the board of directors to amend, alter or repeal the by-laws of the Corporation; (vi) to adopt a provision authorizing the board of directors to submit contracts to the shareholders for approval; (vii) to adopt a provision authorizing the board of directors to appoint new directors to fill vacancies on the board arising by reason of removal of a director without cause; (viii) to eliminate an unnecessary provision relating to transactions with interested directors; (ix) to adopt updated provisions relating to limitation of directors' liability to the Corporation and the Corporation's indemnification of its officers and directors; (x) to change the county in which the Corporation's office is located from Suffolk County, New York to Nassau County, New York, and
(xi) to change the address to which the Secretary of State shall send notice of any process against the Corporation served on the Secretary of State.

     The text of the certificate of incorporation, as amended heretofore, is hereby restated as further amended to read as herein set forth in full:

     1. The name of the Corporation is Isotope Solutions Group, Inc. (the "Corporation").

     2. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Business Corporation Law. The Corporation is not formed to engage in any act or activity requiring the consent or approval of any New York State official, department, board, agency or other body without such consent or approval first being obtained.

     3. The office of the Corporation is to be located in the County of Nassau.

     4. The aggregate number of shares that the Corporation is authorized to issue is 51,000,000 shares, of which 50,000,000 shares shall be common stock, par value $.001 per share, and 1,000,000 shares shall be preferred stock, par value $ .001 per share.

         (a) The directors are expressly granted authority to provide for the issue of any or all shares of the preferred stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, including one or more series of shares that do not share ratably with each other in the payment of dividends and other distributions, as shall be stated and expressed in the resolution or resolutions adopted by the directors providing for the issue of such series (a "Preferred Stock Designation") and as may be permitted by the Business Corporation Law.

         (b) Except as otherwise required by law and except as otherwise provided in any Preferred Stock Designation, the holders of common stock shall possess exclusively all voting power of the Corporation. Each share of common stock shall have one vote. Shareholders shall not have pre-emptive rights or be entitled to cumulative voting in connection with the shares of the Corporation's common stock or preferred stock.

     5. Whenever shareholders are required or permitted to take any action by vote, such action may be taken without a meeting by written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of any such action in such manner shall be given to those shareholders who have not consented in writing.

     6. The Secretary of State is designated as the agent of the Corporation upon whom process against the Corporation may be served, and the address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him or her is:

                         c/o:  Davis & Gilbert LLP
                         1740 Broadway
                         New York, New York 10019
                         Attention: Docket Clerk and BJS

     7. The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for further definition, limitation and regulation of the powers of the Corporation and of its directors and shareholders:

         (a) Election of directors need not be by written ballot unless the by-laws of the Corporation so provide.

         (b) The board of directors or the shareholders shall have the power to make, adapt, amend or repeal the by-laws of the Corporation.

         (c) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the shareholders or at any meeting of the shareholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation that is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of shareholders be there represented in person or by proxy) shall be valid and binding upon the Corporation and upon all the shareholders as though it had been approved or ratified by every shareholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

         (d) Any vacancy in the board of directors arising by reason of removal of one or more directors without cause may be filled by the board.

         (e) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of the State of New York, to the provisions of this Certificate of Incorporation, and to any by-laws from time to time made by the shareholders; provided, however, that no by-law so made shall invalidate any prior act of the directors that would have been valid if such by-law had not been made.

     8. The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the Business Corporation Law or any successor statute.

     9. The Corporation shall indemnify its officers and directors, to the fullest extent permitted by law, including, but not limited to, the provisions of Sections 721 through 726 of the Business Corporation Law, as the same may be amended and supplemented from time to time, and shall pay the expenses incurred by any such officer or director of the Corporation claiming to be entitled to indemnification in any action or proceeding in advance of the final disposition of such action or proceeding to the fullest extent permitted by law, including, without limitation, the provisions of Section 723(c) of the Business Corporation Law, as it may be amended and supplemented from time to time.

     FOURTH: The amendment effected herein was authorized by the unanimous written consent, setting forth the action so taken, of the directors of the Corporation pursuant to Section 708(b) of the New York Business Corporation Law, and by the vote of the holders of a majority of the shares present or represented by proxy at a meeting of the shareholders of the Corporation held on November 14, 2001.

     IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalties of perjury, this ____ day of November, 2001.



                                        ---------------------------------
                                        Jack Schwartzberg, President



                                        ---------------------------------
                                        Shraga David Aranoff, Secretary

                                                                         ANNEX B

                                EDG CAPITAL, INC.

                          2000 LONG-TERM INCENTIVE PLAN
                          -----------------------------

     1. PURPOSE. The purpose of the 2000 Long-Term Incentive Plan (the "Plan") is to further and promote the interests of EDG Capital, Inc. (the "Company"), its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees and consultants or those who will become employees or consultants, and to align the interests of those individuals and the Company's shareholders. To do this, the Plan offers stock options providing such employees and consultants with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries.

     2. DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings set forth below:

         2.1 "AWARD" means an award or grant made to a Participant under Section 6 of the Plan.

         2.2 "AWARD AGREEMENT" means the agreement executed by a Participant pursuant to Sections 3.2 and 17.7 of the Plan in connection with the granting of an Award.

         2.2 "BOARD" means the Board of Directors of the Company, as constituted from time to time.

         2.3 "CODE" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

         2.4 "COMMITTEE" means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.

         2.5 "COMMON STOCK" means the Common Stock, par value $.001 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

         2.6 "COMPANY" means EDG Capital, Inc., a New York corporation, or any successor corporation to EDG Capital, Inc.

         2.7 "DISABILITY" means disability as defined in the Participant's then effective employment agreement, or if the participant is not then a party to an effective employment agreement with the Company which defines disability, "Disability" means disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, if any. Subject to the first sentence of this Section 2.7, at any time that the Company does not maintain a long-term disability plan, "Disability" shall mean any physical or mental disability which is determined to be total and permanent by a physician selected in good faith by the Company.

         2.8 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

         2.9 "FAIR MARKET VALUE" means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the Common Stock, as reported on the OTB Bulletin Board or other exchange or market for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on such exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board.

         2.10 "INCENTIVE STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an "incentive stock option" within the meaning of Section 422 of the Code.

         2.11 "NON-QUALIFIED STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

         2.12 "PARTICIPANT" means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

         2.13 "PLAN" means the EDG Capital, Inc. 2000 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

         2.14 "RETIREMENT" means the voluntary retirement by the Participant from active employment with the Company and its Subsidiaries on or after the attainment of (i) age 65, or (ii) 60, with the consent of the Board.

         2.15 "SUBSIDIARY(IES)" means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.

     3. ADMINISTRATION.

         3.1 THE COMMITTEE. The Plan shall be administered by the Board or the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are Non-Employee Directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

         3.2 PLAN ADMINISTRATION AND PLAN RULES. The Board or the Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Board or the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan's Participants, (b) making Awards in such amounts and form as the Board or the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Board or the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Board or the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Board or the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Board or the Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Board or the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Board or the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Board or the Committee.

         3.3 LIABILITY LIMITATION. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

     4. TERM OF PLAN/COMMON STOCK SUBJECT TO PLAN.

         4.1 TERM. The Plan shall terminate on December 31, 2010, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

         4.2 COMMON STOCK. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 10.2 of the Plan, shall not exceed 2,500,000 shares. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

         4.3 COMPUTATION OF AVAILABLE SHARES. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Section 6 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

     5. ELIGIBILITY. Individuals eligible for Awards under the Plan shall consist of all employees, directors, advisory board members and consultants, or those who will become such employees , directors, advisory board members or consultants, of the Company and/or its Subsidiaries who are responsible for or contribute to the management, growth and protection of the business of the Company and/or its Subsidiaries or whose performance or contribution, in the sole discretion of the Board or the Committee, benefits or will benefit the Company.

     6. STOCK OPTIONS.

         6.1 TERMS AND CONDITIONS. Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the "Stock

Option(s))". Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

         6.2 GRANT. Stock Options may be granted under the Plan in such form as the Board or the Committee may from time to time approve. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a "10% Shareholder").

         6.3 EXERCISE PRICE. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Board or the Committee; provided , however, that the exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Incentive Stock Option; provided, further, however, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

         6.4 TERM. The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

         6.5 METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary's designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in fall of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the Board or the Committee (in its sole discretion) and applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment, (a) a fully-secured promissory note or notes, (b) shares of Common Stock already owned by the Participant for at least six (6) months, or
(c) some other form of payment acceptable to the Board or the Committee. The Board or the Committee may also permit Participants (either on a selective or group basis) to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, pursuant to a "cashless exercise" arrangement or program, selected by and approved of in all respects in advance by the Committee. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

         6.6 EXERCISABILITY. In respect of any Stock Option granted under the Plan, unless otherwise provided in the Award Agreement at the time of grant or in the Participant's employment agreement in respect of any such Stock Option, such Stock Option shall become exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option, as determined on the date of grant, as follows:

     o 33%, on the first anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;

     o 66%, on the second anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries; and

     o 100%, on the third anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries.

     7. MAXIMUM YEARLY AWARDS. The maximum annual Common Stock amounts in this
Section 7 are subject to adjustment under Section 10.2 and are subject to the Plan maximum under Section 4.2. All Participants in the aggregate may not receive in any calendar year Awards of Options, in the aggregate, exceeding 1,500,000 underlying shares of Common Stock. Each individual Participant may not receive in any calendar year Awards of Options exceeding 1,000,000 underlying shares of Common Stock.

     8. TERMINATION OF EMPLOYMENT. Except as is otherwise provided (a) in the relevant Award Agreement as determined by the Board or Committee (in its sole discretion) at the time of grant, or (b) in the Participant's then effective employment agreement, if any, the following terms and conditions shall apply as appropriate and as not inconsistent with the terms and conditions, if any, contained in such Award Agreement and/or such employment agreement. If a Participant's employment with the Company terminates for any reason any then unexercisable Stock Options shall be forfeited and cancelled by the Company. Except as otherwise provided in this Section 8, if a Participant's employment with the Company and its Subsidiaries terminates for any reason, such Participant's rights, if any, to exercise any then exercisable Stock Options, if any, shall terminate ninety (90) days after the date of such termination (but not beyond the stated term of any such Stock Option as determined under Section 6.4) and thereafter such Stock Option shall be forfeited and cancelled by the Company. The Board or the Committee, in its sole discretion, may determine that any such Participant's Stock Options, if any, to the extent exercisable immediately prior to any termination of employment (other than a termination due to death, Retirement or Disability), may remain exercisable for an additional specified time period after such ninety (90) day period expires (subject to any other applicable terms and provisions of the Plan and the relevant Award Agreement), but not beyond the stated term of any such Stock Option. If any termination of employment is due to death, Retirement or Disability, a Participant (and such Participant's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Committee) shall have the right, to the extent exercisable immediately prior to any such termination, to exercise such Stock Options, if any, at any time within the one
(1) year period following such termination due to death, Retirement or Disability (but not beyond the term of any such Stock Option as determined under Section 6.4).

     9. NON-TRANSFERABILITY OF AWARDS. Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant's debts, judgments, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options are exercisable only by the Participant.



     10. CHANGES IN CAPITALIZATION AND OTHER MATTERS.

         10.1 NO CORPORATE ACTION RESTRICTION. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers or agents of the Company or any subsidiary, as a result of any such action.

         10.2 RECAPITALIZATION ADJUSTMENTS. In the event of any change in capitalization affecting the Common Stock of the Company, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Common Stock, the Board or the Committee shall authorize and make such proportionate adjustments, if any, as the Board or the Committee deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which Awards in respect thereof may be granted under the Plan, the maximum number of shares of the Common Stock which may be granted or awarded to any Participant, the number of shares of the Common Stock covered by each outstanding Award, and the exercise price or other price per share of Common Stock in respect of outstanding Awards.

         10.3 CERTAIN MERGERS.

            10.3.1 If, after September 13, 2000, the Company enters into or is involved in any merger, reorganization or other business combination with any person or entity (such merger, reorganization or other business combination to be referred to herein as a "Merger Event") and as a result of any such Merger Event the Company will be or is the surviving corporation, a Participant shall be entitled, as of the date of the execution of the agreement evidencing the Merger Event (the "Execution Date") and with respect to both exercisable and unexercisable Stock Options (but only to the extent not previously exercised), to receive substitute stock options in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in this
     Section 10.3, if any Merger Event occurs, the Company shall have the right, but not the obligation, to pay to each affected Participant an amount in cash or certified check equal to the excess of the Fair Market Value of the Common Stock underlying any affected unexercised Stock Options as of the Execution Date (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options, as the case may be.

            10.3.2 If, in the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified check payment described in Section 10.3.1 of the Plan, the Company shall compel and obligate, as a condition of the consummation of the Merger Event, the surviving or resulting corporation and/or the other party to the Merger Event, as necessary, or any parent, subsidiary or acquiring corporation thereof, to grant, with respect to both exercisable and unexercisable Stock Options (but only to the extent not previously exercised), substitute stock options in respect of the shares of common or other capital stock of such surviving or resulting corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options previously granted hereunder as of the date of the consummation of the Merger Event.

            10.3.3 Upon receipt by any affected Participant of any such cash, certified check, or substitute stock options as a result of any such Merger Event, such Participant's affected Stock Options for which such cash, certified check or substitute awards was received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

            10.3.4 The foregoing adjustments and the manner of application of the foregoing provisions, including, without limitation, the issuance of any substitute stock options, shall be determined in good faith by the Board or the Committee in its sole discretion. Any such adjustment may provide for the elimination of fractional shares.

     11. CHANGE OF CONTROL.

         11.1 ACCELERATION OF AWARDS VESTING. Anything in the Plan to the contrary notwithstanding, if a Change of Control of the Company occurs, unless otherwise provided in the Participant's Award Agreement, all Stock Options then unexercised and outstanding shall become fully vested and exercisable as of the date of the Change of Control. The immediately preceding sentence shall apply to only those Participants (i) who are employed by the Company and/or one of its Subsidiaries as of the date of the Change of Control, or (ii) to whom Section
11.3 below is applicable.

         11.2 PAYMENT AFTER CHANGE OF CONTROL. Notwithstanding anything to the contrary in the Plan, in the case only of a Change of Control under Section
11.4.1 of the Plan, the holders of any Stock Options shall have the right, but not the obligation, to elect, within thirty (30) business days after the Participant has actual knowledge of the occurrence of such Change of Control, to require the Company to substitute for such Stock Options replacement stock options of the acquiring company or any affiliate thereof covering the most liquid thereof and on such terms and conditions, as to the number of shares, pricing and otherwise which shall substantially preserve the value, rights and benefits of any affected Stock Options.

         11.3 TERMINATION AS A RESULT OF A CHANGE OF CONTROL. Anything in the Plan to the contrary notwithstanding, if a Change of Control occurs and if the Participant's employment is terminated before such Change of Control and it is reasonably demonstrated by the Participant that such employment termination (a) was at the request, directly or indirectly, of a third party who has taken steps reasonably calculated to effect the Change of Control, or (b) otherwise arose in connection with or in anticipation of the Change of Control, then for purposes of this Section 11, the Change of Control, unless otherwise provided in the Participant's Award Agreement, shall be deemed to have occurred immediately prior to such Participant's employment termination (for all purposes other than those set forth in Section 11.2 of the Plan).

         11.4 CHANGE OF CONTROL. For the purpose of this Agreement, "Change of Control" shall mean:

            11.4.1 The acquisition, after the effective date of the Plan, by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule l3d-3 promulgated under the Exchange Act) of 50% or more of either
     (a) the shares of the Common Stock, or (b) the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (y) any acquisition by any underwriter in connection with any firm commitment underwriting of securities to be issued by the Company, or (z) any acquisition by any corporation if, immediately following such acquisition, more than 50% of the then outstanding shares of common stock or common ownership interests and the combined voting power of the then outstanding voting securities or common ownership interests of such corporation or other entity (entitled to vote generally in the election of directors or other managers), is beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who, immediately prior to such acquisition, were the beneficial owners of the Common Stock and the Voting Securities in substantially the same proportions, respectively, as their ownership, immediately prior to such acquisition, of the Common Stock and Voting Securities; or

            11.4.2 Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease thereafter for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by at least two-thirds of the directors then serving and comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a- 11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

            11.4.3 Approval by the shareholders of the Company of, or the occurrence of, a reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation more than 50% of the then outstanding common stock or common ownership interests and voting securities or voting ownership interests (entitled to vote generally in the election of directors or other managers) of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and the Voting Securities; or

            11.4.4 Approval by the shareholders of the Company of, or the occurrence of, (a) a complete liquidation or substantial dissolution of the Company, or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than (i) to a Subsidiary, wholly-owned, directly or indirectly, by the Company, or (ii) pursuant to a transaction with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such transaction, of the Common Stock and the Voting Securities beneficially own, directly or indirectly, immediately after such transaction, more than 50% of the then outstanding common stock or common ownership interests and voting securities or voting ownership interests (entitled to vote generally in the election of directors or other managers) of the corporation or other business entity acquiring such assets in substantially the same proportions as their respective ownership, immediately prior to such transaction, of the Common Stock and the Voting Securities.

            11.4.5 The occurrence of any event (not covered by clauses (11.4.1 through 11.4.4 above) which would be required to be reported by the Company in response to Items 1 or 2 of Form 8-K under the Exchange Act.

     12. AMENDMENT, SUSPENSION AND TERMINATION.

         12.1 IN GENERAL. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially adversely effect the rights of any Participant under any outstanding Stock Options, without the consent of such Participant, or (y) make any change that would disqualify the Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from the benefits provided under Section 422 of the Code, or any successor provisions thereto.

         12.2 AWARD AGREEMENT MODIFICATIONS. The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, including, without limitation, changing or accelerating the date or dates as of which such Stock Options shall become exercisable. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant.

     13. MISCELLANEOUS.

         13.1 TAX WITHHOLDING. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. If the Committee, in its sole discretion, permits shares of Common Stock to be used to satisfy any such tax withholding, such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants who are subject to Section 16 of the Exchange Act.

         13.2 NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

         13.3 UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

         13.4 PAYMENTS TO A TRUST. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.

         13.5 OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

         13.6 LISTING, REGISTRATION AND OTHER LEGAL COMPLIANCE. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination,
(b) the issuance or other distribution of Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3. To the extent any provision of the Plan or any action by the administrators of the Plan fails to so comply with such rule, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         13.7 AWARD AGREEMENTS. Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

         13.8 DESIGNATION OF BENEFICIARY. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

         13.9 LEAVES OF ABSENCE/TRANSFERS. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

         13.10 LOANS. Subject to applicable law, the Committee may provide, pursuant to Plan rules, for the Company or any Subsidiary to make loans to Participants to finance the exercise price of any Stock Options, as well as the withholding obligation under Section 13.1 of the Plan and/or the estimated or actual taxes payable by the Participant as a result of the exercise of such Stock Option and the Committee may prescribe the terms and conditions of any such loan.

         13.11 GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

         13.12 EFFECTIVE DATE. The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company's shareholders in accordance with Sections 162(m) and 422 of the Code.

                                    * * * * *


         IN WITNESS WHEREOF, this Plan is adopted by the Company on September 13, 2000, as amended on September 20, 2001.




                                             EDG CAPITAL, INC.

                                             By:
                                                --------------------------------

                                             Name:
                                                  ------------------------------

                                             Title:
                                                   -----------------------------

                                                                         ANNEX C

                                EDG CAPITAL, INC.

                                CODE SECTION 280G
                                -----------------

                        INFORMATION DISCLOSURE STATEMENT
                        --------------------------------
                             (AND RELATED EXHIBITS)



                            AS OF SEPTEMBER 28, 2001
                            ------------------------


I. INTRODUCTION

     This Information Disclosure Statement (this "STATEMENT") is being provided by the management of EDG Capital, Inc., a New York corporation (the "COMPANY"), to the holders of the issued and outstanding voting stock of the Company (the "COMPANY STOCK") in connection with the Company's request for the consent of such shareholders to, and their approval of, certain proposed payments and/or property transfers to be made pursuant to (a) Section 6(f) of the Employment Agreement by and between the Company and Jack Schwartzberg dated September 2000 and Section 6(f) of the Employment Agreement by and between the Company and Shraga David Aranoff dated September 2000 (the "EMPLOYMENT AGREEMENTS"), (b)
Section 11 of the EDG Capital, Inc. 2000 Long-Term Incentive Plan dated September 2000 (the "INCENTIVE PLAN"), and (c) Section 5.3 of the Incentive Stock Option Agreement by and between the Company and Jack Schwartzberg dated September 2000 and Section 5.3 of the Incentive Stock Option Agreement by and between the Company and Shraga David Aranoff dated September 2000 (the "OPTION AGREEMENTS") (collectively, the "Payments"). The Payments are more fully described in Part II of this Statement. (Copies of the Employment Agreements and the Option Agreements are attached hereto as Exhibits A, B, C and D, respectively, and these agreements together with the Incentive Plan, which is included as Annex C to the proxy statement to which this Statement is annexed, may be collectively referred to herein as the "Agreements").

     It is possible that the Internal Revenue Service (the "IRS") might assert, in the event of a "change in the ownership or effective control" (as defined in the Proposed Treasury Regulation Section 1.280G-1, Q&A 22, 27, 28 and 29, as promulgated under Section 280G of the Internal

Revenue Code of 1986, as amended (the "CODE")) of the Company, that some or all of the Payments are "parachute payments" within the meaning of Code Section 280G(b)(2) and Proposed Treasury Regulation Section 1.280G-1, Q&A 2. For example, the IRS might claim, as a result of the sale of all or substantially all of the equity securities or assets of the Company, or a merger of the Company with another corporation (the "TRIGGER EVENT"), that some or all of the amounts payable under or as a result of the Agreements are "parachute payments" because the Trigger Event constitutes a "change in ownership or effective control" of the Company under Code Section 280G(b)(2)(A)(i)(I).

     Any adverse tax consequences (that is, the loss of tax deductions by the corporate payor and a 20% excise tax on the recipient of any "excess parachute payment") resulting from any such "change in the ownership or effective control" of the Company may be avoided by obtaining the shareholder consent and approval described in Part IV of this Statement. The adverse tax consequences referred to above are more fully described in Part III of this Statement.

II. THE PAYMENTS

     1. The Employment Agreements


         Section 6 of each Employment Agreement provides for severance benefits for Jack Schwartzberg and Shraga David Aranoff (each referred to individually as an "Executive") in the event of the termination of their employment by the Company for any reason other than for Cause (as defined under Section 6(a) of each Employment Agreement), including the Executive's death or Disability; a termination of the Executive's employment pursuant to a Notice of termination (described under Section 2 of each Employment Agreement); or the termination of the Executive's employment by the Executive for Good Reason (as defined under Section 6(b) of each Employment Agreement). In any of these situations, an Executive will receive from the Company the following:

         (i) Severance compensation as follows: if the date of termination occurs prior to or on September 7, 2003, Jack Schwartzberg will receive his salary compensation through September 7, 2004, and Shraga David Aranoff will receive his salary compensation through December 7, 2003; if the date of termination occurs after September 7, 2003, Jack Schwartzberg will receive his salary compensation through the 12 month anniversary of the date of termination and Shraga David Aranoff will receive his salary compensation through the 3 month anniversary of the date of termination (this period during which the Executive is entitled to severance compensation is referred to as the "SEVERANCE PERIOD");

         (ii) Any unpaid Cash Bonus (as defined in Section 4(b) of the Employment Agreements) for any calendar year preceding the termination year;


         (iii) Any Cash Bonus for the termination year and each year during the Severance Period, payable at the time it is otherwise payable under Section 4(b) of the Employment Agreements as if the Executive's employment had continued during the entire Severance Period (this Cash Bonus is to be no less than the Cash Bonus paid with respect to the year prior to the termination year);

         (iv) Continued participation on the same basis (including cost contributions) as the other senior executives of the Company in all medical, dental, hospitalization, prescription, disability and life insurance coverage (such benefits collectively called the "CONTINUED PLANS") in which he was participating on the date of termination (as such Continued Plans are from time to time in effect at the Company) until the earlier of (x) the end of the Severance Period or (y) the date, or dates, he is entitled to receive coverage and benefits under the same type of plan of a subsequent employer. If the Executive is precluded from continuing his participation in any Continued Plan, then the Company will be obligated to pay him the economic equivalent of the benefits provided under the Continued Plan in which he is unable to participate, for the period specified above, plus an amount equal to the tax, if any, payable by him thereon. The economic equivalent of a benefit foregone is the average cost in the State of New York that would be incurred by the Executive in obtaining such benefit himself on an individual basis; and

         (v) All stock options will immediately vest.

             The Executive will not be obligated to seek other employment or to take any other action to reduce the amounts payable to the Executive under any of these provisions. Except as provided above, such amounts will not be reduced whether or not the Executive obtains other employment.

         2. The EDG Capital, Inc. 2000 Long-Term Incentive Plan


            Section 11 of the Incentive Plan provides that if a Change of Control (as defined in Section 11.4 of the Incentive Plan) of the Company occurs, and a participant is employed by the Company as of the date of the Change of Control, all of the participant's stock options that are unexercised and outstanding become fully vested and exercisable as of the date of the

Change in Control (if there are no contrary provisions in the participant's award agreement). In the case of a Change in Control that also constitutes a Merger Event (as defined in Section 10.3.1 of the Incentive Plan), the Company will be entitled to elect to pay participants cash for their unexercised stock options in an amount equal to the excess of the Fair Market Value (as defined in Section 2.9 of the Incentive Plan) of the common stock underlying the options over aggregate exercise price of the unexercised stock options.


     3. The Option Agreements

         The Option Agreements provide in Section 5.3 of each Option Agreement that if an Executive becomes liable for the payment of any excise tax under
Section 4999 of the Code because of any payments or property transfers under the Option Agreements or otherwise (the "Basic Excise Tax"), the Company will pay to the Executive an amount (the "Special Reimbursement") which, after payment to the Executive of any federal, state and local taxes, including any further excise tax under Section 4999, with respect to or resulting from the Special Reimbursement, equals the net amount of the Basic Excise Tax. Thus, the Executive will be entitled to a gross-up or indemnification payment such that the Executive will not suffer any economic loss because of the Basic Excise Tax.

III. PARACHUTE TAX INFORMATION

     Under Code Sections 280G (and the Proposed Treasury Regulations promulgated thereunder) and 4999, corporations, and certain officers, shareholders or "highly compensated" persons (a "DISQUALIFIED INDIVIDUAL"), who receive significant compensatory payments or property transfers that are contingent on a "change in the ownership or effective control" of such corporation (or on a significant asset sale), may be subject to the adverse tax consequences of the so-called "Golden Parachute" provisions of the Code. In this regard, recipients of the Payments are likely to be considered by the IRS to be Disqualified Individuals under Code Section 280G(c) and Proposed Treasury Regulation Section 1.280G-1, Q&A 15, 16, 17, 18, 19 and 20.

     In general, a compensatory payment or property transfer from an employer to a Disqualified Individual is treated as contingent on a "change in the ownership or effective control" of a corporation if such payment or transfer would not in fact have been made had no such change occurred. Proposed Treasury Regulation
Section 1.280G-1, Q&A 22.

     In addition, any compensatory payments or property transfers made pursuant to any agreement or arrangement entered into within one year prior to the occurrence of a "change in the ownership or effective control" of the Corporation is presumed to be contingent on such ownership change. This presumption may be rebutted only by "clear and convincing" evidence to the contrary. Proposed Treasury Regulation Section 1.280G-1, Q&A 25 and 26.

     Any such compensatory payments or transfers to any Disqualified Individual determined to be contingent on a Code Section 280G ownership change will be deemed "parachute payments" if the aggregate present value of all such payments and transfers equals or exceeds three times the Disqualified Individual's average annual compensation during the five (or actual, if shorter) most recent taxable years (with the corporation undergoing the change or its predecessor-in-interest) ending before the year in which the "change in the ownership or effective control" of the corporation occurs (the "BASE AMOUNT"). Code Section 280G(b)(2) and (b)(3); Proposed Treasury Regulation Section 1.280G-1 Q&A 2. See also Code Section 280G(d)(1). A parachute payment is considered to be an "excess parachute payment" to the extent the parachute payment exceeds the portion of the Base Amount allocable to it. Code Section 280G(b)(I).

     Because, for example, some or all of the Payments under the Agreements are expressly contingent on the occurrence of the Trigger Event (which Trigger Event would be considered by the IRS to be a "change in the ownership or effective control" of the Company), the IRS might assert, if the then present value ascribed to the Payments is substantial, that the Payments result in "excess parachute payments" (and, thus, the adverse "Golden Parachute" tax consequences apply).

     The effect of the adverse "Golden Parachute" tax consequences can be severe. Significantly, a corporation that makes an "excess parachute payment" may not deduct the amount of such "excess parachute payments" for federal income tax purposes. Code Section 280G(a); Proposed Treasury Regulation Section 1.280G-1, Q&A 1. Any such tax deduction disallowance may result in lower corporate after-tax net income (reducing retained earnings and total shareholder equity). In addition, the recipient of an "excess parachute payment" must pay, in addition to income taxes on such payments, a 20% excise tax on the amount of the "excess parachute payment". Code Section 4999; Proposed Treasury Regulation
Section 1.280G-1, Q&A 1.

     Code Section 280G, however, excludes from "parachute payment" status any compensatory payment or property transfer made to a Disqualified Individual by a corporation if (1) immediately before the "change in ownership or effective control", no stock of such corporation or any affiliate was readily tradable on an established securities market or otherwise, (2) such payment is approved of by a separate vote (taken in accordance with local law) of those who own, immediately before the "change in ownership or effective control", more than 75% of the voting power of all outstanding stock of the corporation (other than those shares not counted as outstanding stock for purposes of Proposed Treasury Regulation Section 1.280G-1, Q&A 7(c)), and (3) there is adequate information disclosure (to all the shareholders entitled to vote) of all material facts concerning all payments or property transfers which (but for this special shareholder approval provision of Code Section 280G) would be "parachute payments" with respect to the recipient and payor corporation. Code Section 280G(b)(5)(B); Proposed Treasury Regulation Section 1.280G-1, Q&A 5, 6 and 7.

IV. SHAREHOLDER CONSENT TO AND APPROVAL OF THE PAYMENTS

     The management of the Company has concluded that it is advisable, and in the best interests of the Company (and their respective direct and indirect shareholders), to eliminate any possible adverse tax treatment resulting from the Payments proposed to be payable or provided under or as a result of the Agreements by satisfying the shareholder consent and approval criteria necessary to exempt the Payments from "parachute payment" status.

     Therefore, the shareholders of the Company are each hereby being requested to vote (pursuant to a separate vote taken in accordance with applicable law) in favor of, and to approve of and consent to, the Payments (as defined above) proposed to be payable or provided under the Agreements. Some or all of the Payments (as defined above), but for such consent and approval of such shareholders, might be viewed by the IRS as "parachute payments", possibly resulting in significant non-deductible, excise-taxable "excess parachute payments". As noted above, the affirmative approval of the holders of more than 75% of the voting power of the Company Stock outstanding immediately prior to the occurrence of a "change in the ownership or effective control" of the Company will be required to exempt the Payments (as defined above) from being treated as "parachute payments" pursuant to Section 280G under the Code.

                                EDG CAPITAL, INC.
                FORM OF PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 14, 2001


     The undersigned hereby appoints Jack Schwartzberg and Shraga David Aranoff, and each of them, as agents and proxies, each with the power to appoint his substitute, to represent and to vote, as designated below, all of the shares of Common Stock, $.001 par value, of EDG CAPITAL, INC. (the "Company"), held of record by the undersigned at the close of business on October 18, 2001 at the Special Meeting of Shareholders (the "Meeting") of EDG CAPITAL, INC. on November 14, 2001, at 10:00 a.m. local time, or at any adjournments or postponements thereof.


1.     AMENDMENT AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION.

       For ______               Against ______          Abstain ______


2.     AMENDMENT TO THE 2000 LONG TERM INCENTIVE PLAN.

       For ______          Against ______      Abstain ______


3. APPROVAL OF AND CONSENT TO CERTAIN PROPOSED PAYMENTS AND/OR PROPERTY TRANSFERS TO BE MADE PURSUANT TO THE EMPLOYMENT AGREEMENTS WE HAVE ENTERED INTO WITH EACH OF JACK SCHWARTZBERG, OUR CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT, AND SHRAGA DAVID ARANOFF, OUR VICE PRESIDENT, CHIEF OPERATING OFFICER AND TREASURER, THE REIMBURSEMENT AND TERMINATION PROVISIONS OF THE OPTION AGREEMENTS WE HAVE ENTERED INTO WITH MR. SCHWARTZBERG AND MR. ARANOFF, AND THE VESTING PROVISIONS OF THE 2000 LONG-TERM INCENTIVE PLAN FOR PURPOSES OF EXCLUDING SUCH PAYMENTS FROM THE "PARACHUTE PAYMENT" PROVISIONS OF SECTIONS 280G AND 4999 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.


       For ______          Against ______      Abstain ______

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

       For ______          Against ______      Abstain ______

                            (To be signed below)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE
                            INSTRUCTIONS GIVEN ABOVE

     Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When a ballot is given by a corporation, please give your full corporation name and have the ballot signed by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                           DATED:                  , 2001
                                                  -----------------


                                           --------------------------------
                                           Shareholder Name

                                           --------------------------------
                                           Shareholder Signature

                                           --------------------------------
                                           Signature if held jointly



   PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE